Exhibit 99.2
SANTANDER BANCORP
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
AS OF JUNE 30, 2006 AND 2005 AND DECEMBER 31, 2005
(Dollars in thousands, except share data)
ASSETS

				Variance
	30-Jun-06	30-Jun-05	31-Dec-05	06/06-12/05
CASH AND CASH EQUIVALENTS:
Cash and due from banks	$188,544	$198,086	$136,731	37.89%
Interest bearing deposits	583	52,520	8,833	-93.40%
Federal funds sold and securities purchased under agreements to resell	72,542	398,630	92,429	-21.52%

Total cash and cash equivalents	261,669	649,236	237,993	9.95%

INTEREST BEARING DEPOSITS	51,702	100,000	101,034	-48.83%
TRADING SECURITIES	46,682	50,000	37,679	23.89%
INVESTMENT SECURITIES AVAILABLE FOR SALE, at fair value	1,550,841	1,443,424	1,559,681	-0.57%
OTHER INVESTMENT SECURITIES, at amortized cost	42,835	37,500	41,862	2.32%
LOANS HELD FOR SALE, net	302,496	278,314	213,102	41.95%
LOANS, net	6,197,517	5,742,321	5,808,630	6.69%
ALLOWANCE FOR LOAN LOSSES	(87,695)	(65,623)	(66,842)	31.20%
ACCRUED INTEREST RECEIVABLE	92,330	50,797	77,962	18.43%
PREMISES AND EQUIPMENT, net	57,243	54,245	55,867	2.46%
GOODWILL	144,715	34,791	34,791	315.96%
INTANGIBLE ASSETS	47,861	9,283	10,092	374.25%
OTHER ASSETS	221,265	127,793	160,097	38.21%

	$8,929,461	$8,512,081	$8,271,948	7.95%

LIABILITIES AND STOCKHOLDERS’ EQUITY
DEPOSITS:
Non-interest bearing	$674,664	$792,667	$672,225	0.36%
Interest bearing	4,295,278	4,750,517	4,552,425	-5.65%

Total deposits	4,969,942	5,543,184	5,224,650	-4.88%

FEDERAL FUNDS PURCHASED AND OTHER BORROWINGS	1,375,000	926,502	768,846	78.84%
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE	973,032	876,532	947,767	2.67%
COMMERCIAL PAPER ISSUED	437,132	264,592	334,319	30.75%
TERM NOTES	40,877	39,282	40,215	1.65%
CAPITAL NOTES	239,810	74,574	121,098	98.03%
ACCRUED INTEREST PAYABLE	74,302	37,384	65,160	14.03%
OTHER LIABILITIES	263,088	180,596	201,366	30.65%

	8,373,183	7,942,646	7,703,421	8.69%

STOCKHOLDERS’ EQUITY:
Series A Preferred stock, $25 par value; 10,000,000 shares authorized, none issued or outstanding	—	—	—	N/A
Common stock, $2.50 par value; 200,000,000 shares authorized; 50,650,364 shares issued; 46,639,104 shares outstanding	126,626	126,626	126,626	0.00%
Capital paid in excess of par value	304,171	304,171	304,171	0.00%
Treasury stock at cost, 4,011,260 shares	(67,552)	(67,552)	(67,552)	0.00%
Accumulated other comprehensive loss, net of taxes	(63,296)	(21,350)	(41,591)	52.19%
Retained earnings-
Reserve fund	133,759	126,820	133,759	0.00%
Undivided profits	122,570	100,720	113,114	8.36%

Total stockholders’ equity	556,278	569,435	568,527	-2.15%

	$8,929,461	$8,512,081	$8,271,948	7.95%

SANTANDER BANCORP
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2006 AND 2005
(Dollars in thousands, except per share data)

	For the six months ended		For the three months ended
	June 30,	June 30,	June 30,	June 30,
	2006	2005	2006	2005
INTEREST INCOME:
Loans	$250,437	$162,809	$138,359	$85,436
Investment securities	37,052	38,414	18,784	15,958
Interest bearing deposits	1,921	1,547	962	1,336
Federal funds sold and securities purchased under agreements to resell	2,413	2,668	1,082	1,320

Total interest income	291,823	205,438	159,187	104,050

INTEREST EXPENSE:
Deposits	81,085	52,500	42,449	30,219
Securities sold under agreements to repurchase and other borrowings	65,623	41,269	37,376	18,871
Subordinated capital notes	3,267	1,299	853	698

Total interest expense	149,975	95,068	80,678	49,788

Net interest income	141,848	110,370	78,509	54,262

PROVISION FOR LOAN LOSSES	23,513	10,750	15,975	4,050

Net interest income after provision for loan losses	118,335	99,620	62,534	50,212

OTHER INCOME:
Bank service charges, fees and other	22,156	20,627	11,038	10,432
Broker/dealer, asset management and insurance fees	29,476	26,339	14,431	13,766
Gain on sale of securities, net	60	17,376	56	415
Loss on extinguishment of debt	—	(6,744)	—	(17)
Gain on sale of mortgage servicing rights	18	55	15	12
(Loss) gain on sale of loans	(3)	7,207	(1)	6,127
Other income (expense)	(812)	6,712	(506)	1,749

Total other income	50,895	71,572	25,033	32,484

OPERATING EXPENSES:
Salaries and employee benefits	56,115	48,289	29,559	24,121
Occupancy costs	10,734	8,388	6,085	4,364
Equipment expenses	2,334	1,800	1,294	884
EDP servicing, amortization and technical assistance	17,860	15,389	9,806	7,596
Communication expenses	4,985	4,196	2,667	2,180
Business promotion	5,743	5,042	3,162	2,680
Other taxes	5,079	4,188	2,703	2,086
Other operating expenses	26,047	22,754	13,908	10,769

Total operating expenses	128,897	110,046	69,184	54,680

Income before provision for income tax	40,333	61,146	18,383	28,016

PROVISION FOR INCOME TAX	15,950	15,599	7,355	8,383

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$24,383	$45,547	$11,028	$19,633

EARNINGS PER COMMON SHARE	$0.52	$0.98	$0.24	$0.42

SANTANDER BANCORP
SELECTED CONSOLIDATED FINANCIAL INFORMATION:
(DOLLARS IN THOUSANDS)

	For the Quarters Ended					Six Month Periods Ended June 30,
	30-Jun	30-Jun	31-Mar	2Q06/2Q05	2Q06/1Q06
	2006	2005	2006	Variation	Variation	2006	2005	Variation

Interest Income	$159,187	$104,050	$132,636	53.0%	20.0%	$291,823	$205,438	42.0%
Tax equivalent adjustment	2,225	2,786	1,960	-20.1%	13.5%	4,185	7,321	-42.8%

Interest income on a tax equivalent basis	161,412	106,836	134,596	51.1%	19.9%	296,008	212,759	39.1%
Interest expense	80,678	49,788	69,298	62.0%	16.4%	149,975	95,068	57.8%

Net interest income on a tax equivalent basis	80,734	57,048	65,298	41.5%	23.6%	146,033	117,691	24.1%
Provision for loan losses	15,975	4,050	7,538	294.4%	111.9%	23,513	10,750	118.7%

Net interest income on a tax equivalent basis after provision	64,759	52,998	57,760	22.2%	12.1%	122,520	106,941	14.6%
Other operating income	24,978	25,942	25,860	-3.7%	-3.4%	50,838	46,989	8.2%
Gain on sale of securities	56	415	4	-86.5%	1300.0%	60	17,376	99.7%
(Loss) gain on sale of loans	(1)	6,127	(2)	-100.0%	-50.0%	(3)	7,207	100.0%
Other operating expenses	69,184	54,680	59,712	26.5%	15.9%	128,897	110,046	17.1%

Income on a tax equivalent basis before income taxes	20,608	30,802	23,910	-33.1%	-13.8%	44,518	68,467	-35.0%
Provision for income taxes	7,355	8,383	8,594	-12.3%	-14.4%	15,950	15,599	2.3%
Tax equivalent adjustment	2,225	2,786	1,960	-20.1%	13.5%	4,185	7,321	-42.8%

NET INCOME	$11,028	$19,633	$13,356	-43.8%	-17.4%	$24,383	$45,547	-46.5%

SELECTED RATIOS:

Per share data (1):
Earnings per common share	$0.24	$0.42	$0.29			$0.52	$0.98
Average common shares outstanding	46,639,104	46,639,104	46,639,104			46,639,104	46,639,104
Common shares outstanding at end of period	46,639,104	46,639,104	46,639,104			46,639,104	46,639,104

Cash Dividends per Share	$0.16	$0.16	$0.16			$0.32	$0.32

(1)	Per share data is based on the average number of shares outstanding during the period.

Basic and diluted earnings per share are the same.

SANTANDER BANCORP

				2005
	YTD	QTD	QTD	YTD	QTD
	30-Jun	30-Jun	31-Mar	30-Jun	30-Jun
SELECTED RATIOS	2006	2006	2006	2005	2005

Net interest margin (1)	3.61%	3.94%	3.27%	3.05%	2.97%
Return on average assets (2)	0.57%	0.50%	0.65%	1.12%	0.97%
Return on average common equity (2)	8.92%	7.83%	10.07%	15.29%	12.54%
Efficiency Ratio (1,3)	65.47%	65.45%	65.51%	61.61%	61.35%
Non-interest income to revenues	14.85%	13.59%	16.32%	25.84%	23.79%
Capital:
Total capital to risk-adjusted assets	—	11.25%	10.62%	—	11.21%
Tier I capital to risk-adjusted assets	—	8.17%	7.60%	—	8.85%
Leverage ratio	—	5.86%	6.11%	—	6.49%
Non-performing loans to total loans	—	1.68%	1.10%	—	1.27%
Non-performing loans plus accruing loans past-due 90 days or more to loans	—	1.82%	1.60%	—	1.33%
Allowance for loan losses to non- performing loans	—	80.09%	118.03%	—	85.64%
Allowance for loans losses to period- end loans	—	1.35%	1.30%	—	1.09%

OTHER SELECTED FINANCIAL DATA	6/30/2006	6/30/2005	12/31/2005

	(dollars in millions)
Customer Financial Assets Under Control:
Bank deposits (excluding brokered deposits)	$3,774.0	$4,525.5	$4,084.0
Broker-dealer customer accounts	4,853.0	4,865.2	4,923.0
Mutual fund and assets managed	2,745.0	2,835.9	2,795.0
Trust, institutional and private accounts assets under management	1,200.0	1,389.9	1,158.0

Total	$12,572.0	$13,616.5	$12,960.0

(1)	On a tax-equivalent basis.

(2)	Ratios for the quarters are annualized.

(3)	Operating expenses divided by net interest income, on a tax equivalent basis, plus other income, excluding gain on sale of securities, loss on extinguishment of debt in 2005 and gain on sale of building for 1Q04.